SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                                 VAN ECK FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

September , 2004



Dear Van Eck U.S. Government Money Fund Shareholder:

         At this time, we are asking our shareholders to consider voting to approve the liquidation of the Van Eck U.S. Government Money Fund (the "Fund"). Attached are the Notice and Proxy Statement for a Special Meeting of
Shareholders of the Fund to be held on October 27, 2004 for the purpose of considering the proposed Plan of Liquidation.

         We believe that liquidation of the Fund and the addition of another money market fund to the Exchange Privilege will benefit shareholders. The Board of Trustees has unanimously approved the liquidation of the Fund.

         Please read the Proxy Statement carefully--it discusses the proposal as well as the reasons why the Board of Trustees recommends that you vote for the proposal.

         Please take a moment now to vote by telephone or sign and return the proxy card in the enclosed postage-paid envelope. Your prompt attention in this matter benefits all shareholders. Thank you.

Sincerely,




Derek S. van Eck
President


                VAN ECK FUNDS, 99 PARK AVENUE, NEW YORK, NY 10016
                      TEL. 212.687.5200 OR 1.800.221.2220.

                                  VAN ECK FUNDS
                           U.S. GOVERNMENT MONEY FUND
                    99 PARK AVENUE, NEW YORK, NEW YORK 10016
                          212.687.5200 1.800. 221.2220


--------------------------------------------------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 27, 2004
--------------------------------------------------------------------------------

         A Special Meeting of Shareholders of U.S. Government Money Fund (the "Fund"), a series of Van Eck Funds, will be held at 99 Park Avenue, 8th Floor, New York, New York, on October 27, 2004 at 9:00 a.m., New York Time, for the following purposes:

(1) To consider and act upon a proposal to approve the Plan of Liquidation dated September 14, 2004 providing for the liquidation of the Fund and distribution of the proceeds to shareholders on or about November 1, 2004; and

(2) To act upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.


         Shareholders of record at the close of business on September 21, 2004 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.
                                         By Order of the Board of Trustees,





                                         Tricia A. Maxey
                                         Secretary

                                         September xx, 2004



                             YOUR VOTE IS IMPORTANT!
--------------------------------------------------------------------------------

WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE VOTE BY TELEPHONE OR DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

                                 VAN ECK FUNDS
                           U.S. GOVERNMENT MONEY FUND
              99 PARK AVENUE, 8TH FLOOR, NEW YORK, NEW YORK 10016
                          212.687.5200 1.800.826.2333

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 27, 2004
               99 PARK AVENUE, 8TH FLOOR, NEW YORK, NEW YORK 10016
--------------------------------------------------------------------------------

         This Proxy Statement is dated September xx, 2004 and is being furnished to the shareholders of Van Eck U.S. Government Money Fund ( the "Fund") in connection with the solicitation by the Board of Trustees of Van Eck Funds (the "Trust"), of which the Fund is a series, of proxies for use at a special meeting of shareholders of the Fund to be held on October 27, 2004 at 9:00 a.m., New York Time, or any adjournments thereof (the "Meeting"), to approve or disapprove a Plan of Liquidation (the "Plan") which contemplates the liquidation of the Fund and distribution of the proceeds from the sale of its assets to shareholders on or about November 1, 2004.

         Shareholders of record on September 21, 2004 will be entitled to notice of and to vote at the Meeting (the "Record Date"), As of September 21, 2004, there were xx,xxx,xxx,xxx shares of the Fund outstanding. Each shareholder of the Fund will be entitled to one vote for each share and a fractional vote for each fractional share held on the Record Date. It is expected that this proxy statement will first be mailed to shareholders on or about September 24, 2004.

         The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. Proxies properly executed and returned, but which fail to specify how the shares are to be voted, will be voted FOR the proposal.

         The proxy may be revoked at any time prior to the voting thereof by executing a superseding proxy, by giving written notice to the Secretary of the Trust at the address listed on the first page of this Proxy Statement or by voting in person at the Meeting.

         In the event there are not sufficient votes to approve the proposal at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitations of proxies by the Fund. If the Fund proposes to adjourn the Meeting by a vote of the shareholders, the persons named in the enclosed proxy card will vote all shares for which they have voting authority in favor of such adjournment.

         As of the close of business on the Record Date, the persons named in the following table owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund in the amounts indicated:



                        Approximate        Approximate
                        Number of          Dollar Value of      Percentage of
Name and Address        Shares Owned       Shares Owned         Class Owned
-----------------       -------------      -------------        ------------

         In addition, as of the Record Date, all Trustees and Officers of the Trust as a group owned xx.xx% of the Fund. Van Eck Associates Corporation, the investment adviser and administrator of the Fund (the "Adviser"), owned xx.xx% of the Fund's shares, as of the Record Date.

         Legal and printing expenses and expenses of holding the Meeting (such as proxy tabulation and the expense of a solicitor, if any) will be borne by the Fund. All fees payable by a party as described herein are payable regardless of whether the transaction contemplated by the Plan is consummated. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and/or employees of the Trust, the Adviser and DST Systems, Inc., the Fund's Transfer Agent and Dividend Paying Agent. ] Brokerage houses, banks, custodians, nominees, fiduciaries and other financial intermediaries will be requested to forward soliciting material to the beneficial owners of the shares of the Fund, obtain authorization for the execution of proxies and will be reimbursed for their reasonable costs. Such solicitations may be by telephone or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including identifying the shareholder after the fact. Shareholders who communicate proxies by telephone have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form.


PROPOSAL 1.   APPROVAL OF PLAN OF LIQUIDATION

THE LIQUIDATION

         If the Fund's shareholders approve the Plan, the Fund will be dissolved, its assets converted to cash and shareholders of the Fund will receive their pro rata share of the Fund's assets in cash on or about November 1, 2004 ("Liquidation Date"). Shareholders may elect to either (i) receive cash in exchange for their shares of the Fund or (ii) direct that their proceeds be used to purchase shares of a money market fund that will be added to the Exchange Privilege (see "Reasons for the Liquidation" below). The Fund's portfolio of securities will be reduced to cash so that on the Liquidation Date the Fund's portfolio will consist exclusively of cash. Any shortfall between the market value of the Fund's assets and $1.00 per share [on the date that the Liquidation is completed] will be borne by the Adviser. Approval of the Plan requires approval by a majority of the Fund's outstanding voting shares of the Fund, as defined in the 1940 Act. Such majority is defined as the lesser of (i) 67% or more of the outstanding shares present at the Meeting, provided the holders of 50% or more of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.


REASONS FOR THE LIQUIDATION

         The past several years have seen interest rates at historic lows, and the current low interest rate environment is expected to continue. Recently, the assets of the Fund have been declining. Generally, as assets of a Fund decline, fixed expenses as a percentage of total net assets increase. The Fund's distributor, Van Eck Securities Corporation, believes that increasing distribution efforts in the current interest rate environment would not be effective in increasing Fund assets. For the past --- months, Fund operating expenses have exceeded the income earned on the Fund's portfolio investments:
Fund operating expenses have increased to x.xx% and the yield on the Fund's investment portfolio is approximately x.x%. Consequently, shareholders have received no yield on their investment in the Fund since ______________ and the Adviser has been waiving fees and bearing a portion of the Fund's operating expenses in order to maintain a stable net asset value of $1.00 per share. For the period January 1 through July 31, 2004, the Adviser waived fees and assumed certain operating expenses amounting to $xxxxxx.

         At a meeting of the Board of Trustees held on August 10, 2004, the Adviser informed the Board that it may be unable or unwilling to continue to assume Fund expenses indefinitely. The Board considered various alternatives, including a merger with another fund. After reviewing current market conditions, the Board concluded that a merger or similar transaction would not be in the best interests of Fund shareholders. The Board also considered factors such as the desirability of having a money market fund as part of the Exchange Privilege within the Van Eck Global Family of Funds as well as other shareholder programs.

         The Adviser recommended, and the Board of Trustees approved, the Plan and the addition of the Classic Shares class of the Hamilton Money Fund ("Van Eck Hamilton Fund") to the Exchange Privilege. The Van Eck Hamilton Fund is expected to offer investors a higher yield and a lower expense ratio. See "Shareholder Services" below.

         The Board of Trustees determined that liquidation of the Fund, as described herein, is in the best interests of the shareholders of the Fund.

SHAREHOLDER SERVICES

         The Exchange Privilege will be modified to include the Van Eck Hamilton Fund. Shareholders of any series of the Trust be able TO exchange their shares for the Van Eck Hamilton Fund at net asset value. Shareholders of the Van Eck Hamilton Fund will be able to exchange their shares for Class A shares of any other series of the Trust without paying a sales charge if a sales charge has already been paid with respect to the exchanged shares.

         In addition, shareholders who decide to invest the proceeds from their shares of the Fund received in the Liquidation in shares of the Van Eck Hamilton Fund will continue to enjoy the other shareholder services available within the Van Eck Family of Funds. Currently, these include telephone exchange and redemption, expedited redemption, check writing, automatic investment, exchange and redemption and consolidated statements.

         It is anticipated that Van Eck Securities Corporation will serve as the shareholder servicing agent to the Van Eck Hamilton Fund, and in that capacity will establish an omnibus account with the Van Eck Hamilton Fund through which it will provide shareholder services for Van Eck Fund shareholders who exchange into the Van Eck Hamilton Fund. Van Eck Securities Corporation may receive fees from the Van Eck Hamilton Fund for providing these services. The Adviser is expected to retain the services of DST Systems, Inc. (currently the transfer agent for the Trust) to provide shareholder services with respect to accounts of the Van Eck Hamilton Fund serviced by Van Eck Securities Corporation. The Adviser will be responsible for making payments to DST Systems for these services. Through these arrangements, a shareholder of the Van Eck Hamilton Fund will be able to receive a single statement reflecting that shareholder's interest in both the Van Eck Family of Funds and the Van Eck Hamilton Fund.

         Included with this proxy statement is an application and prospectus for the Van Eck Hamilton Fund. You should read it carefully before deciding whether to direct that the proceeds from your shares of the Fund received in the Liquidation be invested in shares of the Van Eck Hamilton Fund.

REDEMPTION PROCEDURES

         Shares of the Fund may be redeemed at any time up to, but not including, the business day prior to the Liquidation Date. Shares may be redeemed by writing to DST Systems, Inc., P.O. Box 218407, Kansas City, Missouri 64121, the Fund's transfer agent, through the shareholder's broker or agent (although such intermediaries may charge a fee for their services) or, if the shareholder has so elected, by contacting DST by telephone. See also "Redemption of Shares" in the Fund's Prospectus for more information.

TAX CONSEQUENCES

         Neither the Fund nor the shareholders will recognize any gain or loss on the transaction, assuming that the Fund maintains a stable net asset value of $1.00 per share.

TERMS OF THE PLAN OF LIQUIDATION

         The following is a summary of the significant terms of the Plan, which was considered and approved by the Trustees of the Trust at a meeting held on September x, 2004. A copy of the Plan is attached to this Proxy Statement as Exhibit A. This summary is qualified in its entirety by reference to the Plan.

         VALUATION OF ASSETS AND LIABILITIES. The assets of the Fund will be valued as of the last determination of the net asset value of the Fund's shares prior to the date the Liquidation will take place according to the procedures set forth under "Purchase of Shares" in the Fund's Prospectus and "Valuation of Shares" in the Fund's Statement of Additional Information.

     DISTRIBUTION OF LIQUIDATION PROCEEDS. Prior to October 29, 2004, the Fund's portfolio securities will be reduced to cash, and on or about November 1, 2004 the proceeds distributed to shareholders.

     EXPENSES. Legal and printing expenses and expenses of holding the Meeting (such as proxy tabulation and the expense of a solicitor, if any) will be borne by the Fund. All fees payable by any party in connection with the Meeting and the Liquidation are payable regardless of whether the Liquidation is consummated.

     REQUIRED APPROVALS. Approval of the Plan requires approval by a majority of the Fund's outstanding voting shares of the Fund, as defined in the 1940 Act. Such majority is defined as the lesser of (i) 67% or more of the outstanding shares present at the Meeting, provided the holders of 50% or more of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     AMENDMENTS AND CONDITIONS. The Plan may be amended at any time prior to the Liquidation Date with respect to any of the terms therein.

     SHAREHOLDER INQUIRIES. Shareholder inquiries with respect to the Fund should be addressed to the Fund by telephone at (800) 826-2333 or in writing at the address set forth on the first page of the Proxy Statement.

     REDEMPTION PROCEDURES. Shares of the Fund will be redeemed on the day on which proper instructions are received by the Fund's transfer agent. See "Redemption of Shares" in the Fund's Prospectus.


OTHER MATTERS

     It is not anticipated that any matters other than the adoption of the Plan described above will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.


                       INFORMATION CONCERNING THE MEETING

DATE, TIME AND PLACE OF MEETING

     The Meeting of shareholders of the Fund will be held on October 27, 2004 at 99 Park Avenue, 8th Floor, New York, New York 10016 at 9:00 a.m., New York Time.

SOLICITATION, REVOCATION AND USE OF PROXIES

     Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each full or fractional share of the Fund is entitled to vote the same number of full or fractional shares of the Fund owned. A Majority Shareholder Vote of the Fund is required to approve the Plan. Under the 1940 Act, the term "Majority Shareholder Vote" of the Fund means the favorable vote of: (a) 67% or more of the outstanding shares of the Fund present at the Meeting, if 50% or more of the outstanding shares of the Fund are present or represented by proxy; or by (b) the vote of more than 50% of the outstanding shares of the Fund , whichever is less.

     Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust at 99 Park Avenue, 8th Floor, New York, NY 10016. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person.

     All shares represented by properly authorized proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted "FOR" the approval of the Plan.

     RECORD DATE AND OUTSTANDING SHARES

     Only holders of record of the Fund's shares of beneficial interest at the close of business on the Record Date, September 21, 2004, are entitled to vote at the Meeting and any adjournments thereof. At the close of business on the Record Date, there were ---------shares of the Fund outstanding and entitled to vote.

VOTING RIGHTS AND REQUIRED VOTE

     In order to hold the Meeting, a "quorum" must be present. A quorum is present if the holders of at least one-half of the votes entitled to be cast at the Meeting are represented at the Meeting, either in person or by proxy.

     For purpose of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Proposal.

     If a quorum is not present, the persons named as proxies may vote those proxies which have been received and adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the person named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the votes entitled to be cast present in person or by proxy at the Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote in favor of the Proposal.

     Under Massachusetts law, shareholders of a registered investment company are not entitled to demand an appraisal of their shares and will be bound by the terms of the Liquidation if the Plan is approved at the Meeting. Any shareholder in the Fund may, however, either redeem his or her shares at net asset value or exchange his or her shares into another Van Eck Fund prior to the date of the Reorganization.

SHAREHOLDER PROPOSALS

     The Trust does not hold regularly scheduled meetings of the shareholders of the Fund. Any shareholder desiring to present a proposal for inclusion at the meeting of shareholders next following this meeting (if any) should submit such proposal to the Trust at a reasonable time before the solicitation is made.

                             ADDITIONAL INFORMATION

     The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy statements, registration statements and other information filed by Van Eck Funds can be inspected and copied at the public reference facilities of the Securities and Exchange Commission in Washington, DC and Regional Offices of the Commission located at 233 Broadway, New York, New York 10278 and Suite 1400, 500 West Madison Street, Chicago, Illinois 60621. Copies of such material can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549 and its public reference facilities in New York, New York and Chicago, Illinois, at prescribed rates.

     The Fund's most recent annual report and semi-annual report are available upon request, without change, by writing to Van Eck Funds, 99 Park Avenue, New York, NY 10016 or calling 1.800.826.2333.

                                    EXHIBIT A

                               PLAN OF LIQUIDATION

                                  VAN ECK FUNDS
                                 99 PARK AVENUE
                            NEW YORK, NEW YORK 10016


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         The undersigned hereby appoints each of [___________] and [___________], as proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of Van Eck U.S. Government Money Fund, a series of Van Eck Funds, standing in the name of the undersigned with all powers which the undersigned would possess if present at the Special Meeting of Shareholders to be held October 27, 2004, at 9:00 a.m. (Eastern time) or any adjournment thereof.


         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXIES WILL VOTE SHARES REPRESENTED BY THIS PROXY FOR THE PROPOSAL LISTED ON THE REVERSE SIDE AND WILL VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THIS MEETING. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.


         [You can also vote your proxy by calling (800) [___-____] and recording your vote by telephone, or on the internet at [_______.com].]


         TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK.


         KEEP THIS PORTION FOR YOUR RECORDS


         PLEASE VOTE BY CHECKING THE APPROPRIATE BOX:

         DETACH AND RETURN THIS PORTION ONLY


         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED


         The Board of Trustees recommends a vote FOR the Proposal


         1. To approve the Plan of Liquidation providing for the liquidation of the Fund.


            |_| FOR                   |_| against                    |_| abstain




Signature:                 Date:            Signature:                     Date:



Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporation name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.





LIBC/1997178.2

LIBC/1997178.3